                                                                 Exhibit (z)(2)

                           AGREEMENT OF JOINT FILING

      Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Amendment No. 11 to Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

      Dated: July 30, 1998
                                            COOPER RIVER PROPERTIES, L.L.C.


                                            By: /s/ JEFFREY P. COHEN
                                               ------------------------------
                                                Jeffrey P. Cohen
                                                Manager


                                            INSIGNIA PROPERTIES, L.P.

                                            By: Insignia Properties Trust,
                                                its General Partner


                                            By: /s/ JEFFREY P. COHEN
                                               ------------------------------
                                                Jeffrey P. Cohen
                                                Senior Vice President


                                            INSIGNIA PROPERTIES TRUST


                                            By: /s/ JEFFREY P. COHEN
                                               ------------------------------
                                                Jeffrey P. Cohen
                                                Senior Vice President


                                            INSIGNIA FINANCIAL GROUP, INC.


                                            By: /s/ FRANK M. GARRISON
                                               ------------------------------
                                                Frank M. Garrison
                                                Executive Managing Director


                                            /s/ ANDREW L. FARKAS
                                            ---------------------------------
                                            ANDREW L. FARKAS